UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

NATIONWIDE MUTUAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATIONWIDE MUTUAL FUNDS
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Nationwide Bond Fund	Nationwide Government Bond Fund	Nationwide Money Market Fund

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a Notice, Proxy Statement, and proxy card(s)/voting instruction form(s) for a Special Meeting of Shareholders (the “Meeting”) relating to the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Nationwide Mutual Funds (the “Trust”). The Meeting is scheduled for December 11, 2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

The Trust, on behalf of each Fund, has previously entered into an investment advisory agreement with Nationwide Fund Advisors (“NFA”). Pursuant to this investment advisory agreement, NFA may select one or more subadvisers for each of the Funds, subject to the supervision and direction of the Board of Trustees of the Trust (the “Board”). NFA selects subadviser(s) it believes will provide the Funds with high quality investment management services consistent with each Fund’s investment objective. NFA is responsible for the overall monitoring of the Funds’ subadviser(s).

NFA has selected Nationwide Asset Management, LLC (“NWAM”), an affiliate of NFA, to serve as subadviser for the Funds. After determining that the selection of NWAM as subadviser is in the best interest of the Funds’ shareholders, the Board is proposing (the “Proposal”) that shareholders of the Funds, as required by the Investment Company Act of 1940, as amended, approve the investment subadvisory agreement among the Trust, NFA, and NWAM, on behalf of each Fund. If approved by shareholders, NWAM will serve as subadviser for the Funds and will provide day-to-day portfolio management to each Fund. NWAM intends that the same portfolio managers that currently manage the Funds as employees of NFA will continue to do so, but will do so as employees of NWAM rather than NFA.

Details of the Proposal are included in the attached Proxy Statement. The Proposal is not expected to result in a change in the level or quality of services the Funds currently receive. In addition, the Proposal will not result in a change in the amount of the investment advisory fees or overall expenses paid by your Fund.

The Proposal has been carefully reviewed by the Board. The Board believes that the Proposal is in the best interests of shareholders of the Funds. The Board recommends that you vote FOR the Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s)/voting instruction form(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s)/voting instruction form(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call Mellon Investor Shareholder Services LLC (“Mellon”), the Trust’s proxy agent, toll-free at (800) 982-7650. You may also receive a telephone call from one of Mellon’s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

TELEPHONE AND INTERNET VOTING For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

NATIONWIDE MUTUAL FUNDS
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Nationwide Bond Fund	Nationwide Government Bond Fund	Nationwide Money Market Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Nationwide Mutual Funds, a Delaware statutory trust (the “Trust”), will be held on December 11, 2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the proposal (the “Proposal”) to approve an investment subadvisory agreement (the “Subadvisory Agreement”) among the Trust, Nationwide Fund Advisors (“NFA”), the investment adviser for the Funds, and Nationwide Asset Management, LLC (“NWAM”), the proposed investment subadviser for the Funds, on behalf of each Fund.

The attached Proxy Statement provides additional information about the Proposal. Shareholders of record of each Fund as of the close of business on September 18, 2007 are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.

By Order of the Board of Trustees,

Eric E. Miller,
Secretary

October 12, 2007

Your vote is important. In order to avoid the expense of additional solicitations, we urge you to complete, sign, date and return the enclosed proxy card(s) or voting instruction form as soon as possible. For your convenience, the enclosed addressed envelope requires no postage.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	iii
Why have I been sent this Proxy Statement?	iii
Why am I being asked to approve the Subadvisory Agreement?	iv
What are the features of the Subadvisory Agreement?	iv
What will happen if there are not enough votes to approve the Subadvisory Agreement?	iv

PROXY STATEMENT	1

BACKGROUND	1

GENERAL VOTING INFORMATION	2
Who is asking for my vote?	2
Who is eligible to vote?	2
On what issues am I being asked to vote?	3
How do the Trustees recommend that I vote?	3
How do I ensure that my vote is accurately recorded?	3
Whom should I call for additional information about this Proxy Statement?	4
May I revoke my proxy/voting instructions?	4
How may I get more information about the Trust and the Funds?	4

INFORMATION RELATING TO THE PROPOSAL	5
Board of Trustees’ Considerations	5
Shareholder Approval	7

THE PROPOSAL — APPROVAL OF A SUBADVISORY AGREEMENT AMONG THE TRUST, NFA, AND NWAM, ON BEHALF OF EACH FUND	8
Background and Description of the Proposal	8
Information about NFA and NWAM	8
Key Features of the Subadvisory Agreement	9

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST	11
The Investment Adviser	11
Fund Administrator and Transfer Agent	11
Distributor	12
Custodian	13

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS	13
Principal Shareholders	13

FURTHER INFORMATION ABOUT VOTING AND THE MEETING	13

i

EXHIBIT A: Share Information as of September 18, 2007	A-1

EXHIBIT B: Form of Subadvisory Agreement	B-1

EXHIBIT C: Managers and Principal Executive Officers of NFA and NWAM	C-1

EXHIBIT D: Principal Shareholders as of September 18, 2007	D-1

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of the proposal (the “Proposal”) that the shareholders of the Nationwide Bond Fund, Nationwide Government Bond Fund, and Nationwide Money Market Fund (singly, a “Fund,” and collectively, the “Funds”) of Nationwide Mutual Funds (the “Trust”) approve an investment subadvisory agreement (the “Subadvisory Agreement”) among the Trust, Nationwide Fund Advisors (“NFA”), and Nationwide Asset Management, LLC (“NWAM”), on behalf of each Fund. We encourage you to read the full text of the Proxy Statement that follows.

Why have I been sent this Proxy Statement?

You have been sent this Proxy Statement because you have the right to vote on an important Proposal concerning your investment in one or more of the Funds.

The Trust, on behalf of each Fund, has previously entered into an investment advisory agreement with NFA. Pursuant to this investment advisory agreement, NFA may select one or more subadvisers for each of the Funds, subject to the supervision and direction of the Board of Trustees of the Trust (the “Board”). NFA selects subadviser(s) it believes will provide the Funds with high quality investment management services consistent with each Fund’s investment objective. NFA is responsible for the overall monitoring of the Funds’ subadviser(s).

NFA has selected NWAM, an affiliate of NFA, to serve as subadviser for the Funds. After determining that the selection of NWAM as subadviser is in the best interests of the Funds’ shareholders, the Board is proposing that shareholders of the Funds, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approve the Subadvisory Agreement among the Trust, NFA and NWAM, on behalf of each Fund. If approved by shareholders, NWAM will serve as subadviser for the Funds and will provide day-to-day portfolio management to each Fund.

The Proposal is not expected to result in a change in the level or quality of services the Funds currently receive. NFA will pay NWAM a portion of the investment advisory fee NFA receives from the Funds. The Subadvisory Agreement therefore will not result in an increase in the investment advisory fees or overall expenses paid by the Funds.

The Board unanimously approved the Subadvisory Agreement at its June 13 and September 13, 2007 meetings and voted to submit the Subadvisory Agreement to a vote of each Fund’s shareholders. The Board recommends that the shareholders of the Funds vote to approve the Subadvisory Agreement. The various factors that the Board considered in making this determination are described in this Proxy Statement.

As a shareholder of one or more of the Funds, you are entitled to vote on the Proposal as it relates to each Fund in which you own shares. This Proxy Statement provides you with information regarding the Proposal for you to consider before casting your vote.

Why am I being asked to approve the Subadvisory Agreement?

The Trust is an investment company registered under the 1940 Act, which requires that a new investment advisory agreement (or investment subadvisory agreement, except in certain instances where special exemptive relief has been obtained from the Securities and Exchange Commission (“SEC”)), must be approved by a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) to take effect.

The Funds currently do not have a subadviser. Because NWAM is an affiliate of NFA, the Subadvisory Agreement must be submitted to shareholders of the Funds for their vote in order for the Subadvisory Agreement to take effect. NWAM intends that the same portfolio managers that currently manage the Funds as employees of NFA will continue to do so, but will do so as employees of NWAM rather than NFA.

The provisions of the 1940 Act relating to the approval of investment advisory agreements are designed to ensure that shareholders of registered investment companies have a participation in the decision as to which investment adviser or investment subadviser manages the investment company.

What are the features of the Subadvisory Agreement?

General oversight of the Funds will be performed by NFA as the investment adviser for the Funds, but NWAM will provide day-to-day portfolio management to each Fund. As a practical matter, however, it is anticipated that under the Subadvisory Agreement, you will not experience a change in the level or quality of services your Fund currently receives and day-to-day management of the investments of the Funds will continue to be provided by the same portfolio managers who currently manage each such Fund. The Funds will continue to pay investment advisory fees only to NFA. NFA will pay a portion of that fee to NWAM. The investment advisory fee paid by the Funds to NFA will not change and overall expenses of the Funds are not expected to increase.

What will happen if there are not enough votes to approve the Subadvisory Agreement?

It is important that shareholders complete, sign, date and return proxy card(s)/voting instruction form(s) or vote by touch-tone telephone or Internet to ensure that there is a quorum for the Meeting. If we do not receive your proxy card(s)/voting instruction form(s) or telephonic or Internet vote after several weeks, you may be contacted by officers or employees of the Trust or NFA or by our proxy solicitor, Mellon Investor Shareholder Services LLC (“Mellon”), who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Subadvisory Agreement, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

NATIONWIDE MUTUAL FUNDS
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Nationwide Bond Fund	Nationwide Government Bond Fund	Nationwide Money Market Fund

PROXY STATEMENT

BACKGROUND

On April 30, 2007, Nationwide Financial Services, Inc. (“Nationwide Financial”) acquired from Nationwide Corporation (“NWC”) the “retail asset management subsidiaries” of NWD Investment Management, Inc., which includes Nationwide Fund Advisors (“NFA”), the investment adviser to the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Nationwide Mutual Funds (the “Trust”). As a result of the acquisition, Nationwide Financial is restructuring NFA to operate exclusively as a “manager of managers” under which NFA, rather than managing the separate series of the Trust directly, will instead oversee one or more subadvisers.

NFA has selected Nationwide Asset Management, LLC (“NWAM”), an affiliate of NFA, to serve as subadviser to the Funds. After determining that the selection of NWAM as subadviser is in the best interests of the Funds’ shareholders, the Board of Trustees of the Trust (the “Board”) is proposing (the “Proposal”) that shareholders of the Funds approve NWAM as a subadviser to the Funds and provide day-to-day portfolio management to each Fund. The Proposal is not expected to result in a change in the level or quality of services the Funds currently receive. NWAM intends that the same portfolio managers that currently manage the Funds as employees of NFA will continue to do so, but will do so as employees of NWAM rather than NFA.

Although the Funds have received an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), which permits NFA, subject to the approval of the Board, to hire and fire unaffiliated subadvisers without shareholder approval (the “Manager of Managers Order”), the Manager of Managers Order does not permit the hiring of an affiliated subadviser unless shareholder approval is obtained. Since NWAM is an affiliate of NFA, shareholders of the Funds must approve the proposed subadvisory agreement (the “Subadvisory Agreement”) for the Subadvisory Agreement to take effect.

GENERAL VOTING INFORMATION

Who is asking for my vote?

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board to be used in connection with a Special Meeting of Shareholders (the “Meeting”) of the Funds to be held at 9:00 a.m., Eastern Time, on December 11, 2007. The Meeting will be conducted at the Trust’s principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) from owners of variable annuity contracts and variable insurance policies (collectively, “variable contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

Who is eligible to vote?

The Board has fixed the close of business on September 18, 2007, as the record date (the “Record Date”) for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. In casting votes as to the Proposal, shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share. In addition, variable contract owners of record on the Record Date have the right to instruct Nationwide Life or their Participating Insurance Company, as applicable, as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

This Proxy Statement, Notice of Special Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders and variable contract owners on or about October 15, 2007.

On what issues am I being asked to vote?

The shareholders of the Funds are being asked to consider and vote to approve the Proposal, as set forth below.

Proposal	Shareholders Entitled to Vote
To approve the Subadvisory Agreement among the Trust, NFA, and NWAM, on behalf of each Fund.	Nationwide Bond Fund Nationwide Government Bond Fund Nationwide Money Market Fund

The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the Proposal.

How do I ensure that my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the enclosed proxy card(s)/voting instruction form(s). For each Fund in which you owned shares on the Record Date, a proxy card or voting instruction form, bearing the appropriate Fund’s name, is included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you will receive more than one proxy card or voting instruction form. You can also provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy cards and following the instructions. Please complete each proxy card/voting instruction form you receive, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to each Fund you own. Your proxy card(s)/voting instruction form(s) must be received by the Trust or its proxy agent by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received.

If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

Please call Mellon Investor Shareholder Services LLC (“Mellon”), the Trust’s proxy solicitation agent, toll-free at (800) 982-7650.

May I revoke my proxy/voting instructions?

Shareholders may revoke previously submitted proxies at any time by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote or to obtain a “legal proxy” if the shareholder wants to vote in person at the Meeting.

Variable contract owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact Nationwide Life or the Participating Insurance Company, as applicable, for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call the Trust toll-free at (800) 848-0920.

How may I get more information about the Trust and the Funds?

The Trust will furnish, without charge, a copy of the Trust’s most recent annual reports to shareholders and semi-annual reports to shareholders, upon request. Such request may be made either by writing to the Trust at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 or by calling toll-free (800) 848-0920. Copies of the annual and semi-annual reports of each Fund are also available at the Funds’

Internet site at www.nationwidefunds.com and on the EDGAR database on the SEC’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. The Trust will deliver promptly upon written or oral request, without charge, a separate copy of an annual or semi-annual report or Proxy Statement to a shareholder at a shared address to which a single copy of documents was delivered. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or to request a single copy of these documents if multiple copies of these documents are received, shareholders should contact the Trust at the address or phone number set forth on the cover page of this Proxy Statement.

INFORMATION RELATING TO THE PROPOSAL

Board of Trustees’ Considerations

At in-person Board meetings held on June 13, 2007 and September 13, 2007, the Board, including the Trustees who are not considered “interested persons” under the 1940 Act (“Independent Trustees”), discussed and approved the Subadvisory Agreement, on behalf of each Fund, and unanimously agreed to recommend that shareholders approve the Subadvisory Agreement. The Trustees had been provided with detailed materials relating to NWAM in advance of the meetings, and met with management and portfolio managers of NWAM at the meetings. The Independent Trustees met in executive session with their independent legal counsel prior to the meetings to discuss information relating to the Proposal and the possible effect on the Funds. The material factors and conclusions that formed the basis for these recommendations are discussed below.

The Nature, Extent, and Quality of the Services Provided by NWAM, as Subadviser. First, the Board considered Nationwide Financial’s announced intentions that NFA will operate exclusively as a “manager of managers” in which NFA, rather than managing a fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to the Funds. In addition, the Board considered that the creation of NWAM represented internal restructuring within the Nationwide enterprise and as such would not involve any actual change in portfolio management responsibilities or fees regarding the Funds. In light of this internal restructuring within the Nationwide enterprise, it was important to the Board that the Trust retain the investment management expertise of each Fund’s current portfolio managers, traders, analysts and other investment personnel. In order to accomplish this goal in a manner consistent with NFA’s intention to operate as a “manager of managers,” the Board recognized that investment advisory services would need to be bifurcated with NWAM providing portfolio management services as a subadviser and NFA providing oversight and other services, as it does with unaffiliated subadvisers. The Board also considered the compliance policies and procedures of NWAM that were in place to prevent the violation of federal securities laws and other matters and consulted with NWAM’s Chief Compliance Officer with respect to such matters because NWAM will be operating as a registered investment adviser entity that is separate from NFA.

The Board then considered whether to approve the Subadvisory Agreement with NWAM. Specifically, the Board considered NWAM’s stated intention to continue to employ the same portfolio managers who currently provide portfolio management services to the Funds. The Board also considered NWAM’s representation that although the hiring of NWAM would result in a two tiered structure with each Fund having both an investment adviser and subadviser, NWAM, as the Funds’ subadviser, when coupled with the oversight and other services to be provided by NFA, will continue to provide the same nature and quality of services that NFA currently provides to the Funds as its investment adviser. The Board also noted that, since NFA proposes to pay NWAM’s subadvisory fees out of the advisory fee NFA receives from each Fund under the investment advisory agreement, there will be no change in the advisory fee paid by each Fund.

In view of the fact that NWAM is an affiliate of NFA, the Board separately determined that NWAM’s service as subadviser is in the best interests of the Funds and their shareholders because it enables the same personnel who currently manage the Funds and are responsible for the Funds’ current performance records to continue to do so in accordance with the same investment objective and principal investment strategies as well as for the same advisory fees. Thus, by approving this Subadvisory Agreement, the internal restructuring is expected to be seamless to shareholders. The Board further determined that since NWAM will be paid by NFA out of the advisory fee that NFA currently receives from each Fund, NWAM’s service as subadviser does not involve a conflict of interest from which NFA or NWAM derives an inappropriate advantage.

Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by NWAM were appropriate for each Fund in light of its investment objective, and, thus, supported a decision to approve the Subadvisory Agreement.

The Investment Performance of the Funds. The Board evaluated each Fund’s investment performance and considered the performance of the current portfolio managers who are expected to continue to manage the Funds as employees of NWAM. The Board also reviewed the comparative performance of each Fund based on data provided by Lipper. The Board concluded that the historical investment performance record of the portfolio managers who are expected to continue to manage the Funds, in combination with various other factors, supported a decision to approve the Subadvisory Agreement.

Fee Levels; Economies of Scale. The Board considered each Fund’s overall fee level and noted that the overall expenses of the Funds would remain the same under the Subadvisory Agreement, as NWAM’s fees will be paid out of the advisory fee that NFA receives from the Funds. The Board considered the expense limitation agreements in place for certain Funds whereby NFA has contractually agreed to waive advisory fees it receives from the Funds and/or to pay Fund expenses. The Board noted that each Fund’s current advisory fee schedule includes breakpoints that are intended to result in fee reductions over time as assets increase.

Terms of the Subadvisory Agreement. The Board reviewed the terms of the Subadvisory Agreement and noted that the terms are the same in all material respects as the terms of the subadvisory agreements that the Trust currently enters into with its unaffiliated subadvisers. The Board concluded that the terms were fair and reasonable.

Conclusion. The Board, including all of the Independent Trustees, having considered each of the foregoing factors, concluded that each factor supported a determination to approve the Subadvisory Agreement. No single factor alone was determinative in the decision of the Board, rather the totality of the factors taken together informed the Board’s decisions. However, the Board noted that NWAM is comprised of the same personnel who currently manage the Fund and that the approval of the Subadvisory Agreement was needed in order to retain the investment management expertise of each Fund’s current portfolio management team and to facilitate NFA’s goal of internally restructuring itself as a “manager of managers.” The Board concluded that the approval of the Subadvisory Agreement was in the best interests of each Fund, as applicable, and its respective shareholders and unanimously approved the Subadvisory Agreement.

Shareholder Approval

In order to take effect, the Subadvisory Agreement, with respect to each Fund, must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of a Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. If there are sufficient votes for some, but not all, of the Funds to approve the Subadvisory Agreement, the Meeting may be adjourned as to those Funds for which there are not sufficient votes to approve the Subadvisory Agreement. A shareholder vote may be taken prior to any adjournment of the Meeting with respect to one or more Funds for which there are sufficient votes for approval of the Subadvisory Agreement, even though the Meeting is adjourned as to one or more other Funds. The shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on the particular matter), and the shares whose proxies reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists; however they will have the effect of a vote against the Proposal.

THE PROPOSAL — APPROVAL OF THE SUBADVISORY AGREEMENT
AMONG THE TRUST, NFA, AND NWAM, ON BEHALF OF EACH FUND

Background and Description of the Proposal

Nationwide Financial is currently restructuring NFA to operate exclusively as a “manager of managers” under the Manager of Managers Order the Trust has received from the SEC. However, the Manager of Managers Order does not permit the hiring of an affiliated subadviser unless shareholder approval is obtained. NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”). NFA is a wholly-owned subsidiary of Nationwide Financial, which is a majority-owned subsidiary of Nationwide Mutual. As such, NWAM and NFA are considered “affiliates,” as that term is defined in the 1940 Act.

If NWAM is approved as the subadviser for the Funds, NFA’s duties and responsibilities, with respect to the Funds, will change from serving as a portfolio manager to overseeing portfolio management provided by NWAM. It is anticipated that, under the Subadvisory Agreement, day-to-day management of the investments of the Funds will be continued by the same portfolio managers who currently manage each such Fund as employees of NFA, but will do so as employees of NWAM rather than NFA. General oversight of NWAM will be performed by NFA as the investment adviser to the Funds.

A form of the Subadvisory Agreement among the Trust, NFA, and NWAM, on behalf of each Fund, is attached as Exhibit B. The key features of the Subadvisory Agreement are described below.

Information about NFA and NWAM

NFA and NWAM are investment advisers that are registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (“Advisers Act”). NFA and NWAM provide investment advisory services to registered investment companies. NWAM also provides investment advisory services to other types of accounts, such as institutional separate accounts. NFA and NWAM were organized in 1999 and 2007, respectively, as investment advisers. NWAM was organized in part to serve as investment subadviser for certain fixed income funds where NFA serves as the investment adviser.

As described above, NWAM is an affiliate of NFA. The name, address and principal occupation of each of the managers and principal executive officers of NFA and NWAM are included in Exhibit C.

NWAM does not currently serve as an investment adviser or subadviser for any other mutual funds that have comparable investment objectives as the Funds. In a separate proxy statement, NWAM is also proposed to serve as investment subadviser for several series of Nationwide Variable Insurance Trust (the “NVIT Funds”), some of which have comparable investment objectives with the Funds.

Key Features of the Subadvisory Agreement

Pursuant to the Subadvisory Agreement, NWAM will manage each Fund’s assets on a day-to-day basis, subject to NFA’s overall supervisory responsibility for the general management and investment of each Fund’s assets. The Subadvisory Agreement was approved by the Board, including a majority of the Independent Trustees, on June 13 and September 13, 2007. The key features of the Subadvisory Agreement are described below.

Subadvisory Services. Under the Subadvisory Agreement, NWAM, subject to the stated investment policies and restrictions of the Funds as set forth in each such Fund’s prospectus and statement of additional information, shall (i) conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets and (ii) monitor on a continuous basis the performance of the Fund’s assets. The services of NWAM are subject to the overall supervision of NFA and the Board.

Subadvisory Fees. Under the Subadvisory Agreement, NWAM is entitled to an annual fee for the management of each applicable Fund. The compensation payable to NWAM will be paid by NFA. The Funds are not responsible for payment of any subadvisory fees to NWAM. NFA has agreed to pay subadvisory fees to NWAM that will increase after December 31, 2008. This increase in subadvisory fees will not increase the advisory fee each Fund pays to NFA, and accordingly will not cause shareholders to pay higher expenses. The subadvisory fee schedule for the Funds under the Subadvisory Agreement is:

Funds of the Trust	Subadvisory Fees — through December 31, 2008	Subadvisory Fees — commencing January 1, 2009
Nationwide Bond Fund Nationwide Government Bond Fund	0.15% on assets up to $250 million 0.125% on assets of $250 million and more but less than $1 billion 0.10% on assets of $1 billion and more	0.175% on assets up to $250 million 0.15% on assets of $250 million and more but less than $1 billion 0.125% on assets of $1 billion and more
Nationwide Money Market Fund	0.04% on all assets	0.05% on all assets

Limitation on Subadviser. The Subadvisory Agreement provides that when entering into a securities transaction, NWAM (or any affiliated person of NWAM) and any other investment manager that is advising an affiliate of a Fund (or portion of a Fund) (collectively, the “Managers”) are prohibited from consulting with each other concerning transactions in securities or other assets for a Fund. The Subadvisory Agreement further provides that, if in the event both Managers are responsible for providing investment advice to a Fund, the Manager’s responsibility in providing advice is expressly limited to a discrete portion of the Fund’s portfolio that it manages.

The foregoing prohibition does not apply to communications by NFA in connection with NFA’s (i) overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determination of the allocation of assets among the Manager(s), if any; and (iii) investment discretion with respect to the investment of Fund assets not otherwise assigned to a Manager. The prohibition also does not apply to communications or disclosures required by applicable law or necessary in order to comply (or ensure compliance) with applicable law.

Continuance. If shareholders of a Fund approve the Subadvisory Agreement, it will continue until May 1, 2009, unless earlier terminated. The Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of a Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Subadvisory Agreement provides that it may be terminated as to any applicable Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, or by NFA, or by NWAM upon not less than 60 days written notice to the other party. The Subadvisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

The Board of Trustees unanimously recommends that you vote
FOR the Proposal

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST

The Investment Adviser

NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly-owned subsidiary of Nationwide Financial, which is a direct majority-owned subsidiary of NWC. All of the common stock of Nationwide Corporation is held by Nationwide Mutual (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

The Funds did not pay any commissions to affiliated brokers for the fiscal year ended October 31, 2006. The chart below lists the amount of investment advisory fees that each Fund paid to NFA (then known as “Gartmore Mutual Fund Capital Trust”), net of waivers, for the fiscal year ended October 31, 2006.

Fund	Advisory Fee
Nationwide Bond Fund	$ 560,910
Nationwide Government Bond Fund	765,900
Nationwide Money Market Fund	6,310,450

Fund Administrator and Transfer Agent

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. Prior to May 1, 2007, Nationwide SA Capital Trust (then known as “Gartmore SA Capital Trust”) served as administrator to the Funds, although NFM (which was then known as “Gartmore Investors Services, Inc.”) served as transfer agent. The chart below lists the amount of fees that each Fund paid to NFM and Nationwide SA Capital Trust collectively for the fiscal year ended October 31, 2006.

Fund	Combined Administrator and Transfer Agent Fee
Nationwide Bond Fund	$ 135,261
Nationwide Government Bond Fund	166,159
Nationwide Money Market Fund	1,608,440

Sub-Administrator and Sub-Transfer Agent. NFM has entered into a Services Agreement with Citi Fund Services, Inc. (formerly, BISYS Fund Services Ohio, Inc.), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds.

Distributor

Nationwide Fund Distributors LLC (“NFD”), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, serves as the Funds’ principal underwriter. In its capacity as principal underwriter, NFD receives purchase orders and redemption requests relating to shares of each Fund. As such, NFD is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of shares of the Funds. NFD also receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds’ Class A, Class B, Class C, Class R, Class X, Class Y, and Service Class shares. The charts below list the sales commissions and distribution fees that each Fund paid to NFD for the fiscal year ended October 31, 2006.

Fund	Sales Commissions
Nationwide Bond Fund	$1,905.05
Nationwide Government Bond Fund	1,879.75
Nationwide Money Market Fund	—

Fund	Distribution Fees
Nationwide Bond Fund	Class A $24,151	Class B $1,506	Class C $5,175	Class R $4	Class X $27,421	Class Y $1,877
Nationwide Government Bond Fund	Class A 136,734	Class B 1,470	Class C 2,512	Class R 4	Class X 33,899	Class Y 7,698
Nationwide Money Market Fund	Service Class 5,474

Custodian

JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of the Record Date, to the Trust’s knowledge, no other person, other than those listed on Exhibit D to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

As of the Record Date, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of a Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. NFA will pay 100% of all direct and indirect costs in connection with the solicitation of proxies from shareholders of the Trust as well as a concurrent proxy solicitation involving the NVIT Funds, including the fees of a proxy solicitation firm. NFA has engaged Mellon, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders, and individual shareholders at an estimated cost of approximately $53,000, which includes the costs for proxy solicitation and tabulation. NFA expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from Mellon or officers or employees of the Trust or NFA asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Mellon believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Mellon representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Mellon representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided to a shareholder agrees with the information in Mellon’s possession, then the Mellon representative has the responsibility to explain the process, read the Proposal listed on the proxy card(s), and ask for the shareholder’s instructions on the Proposal. Although the Mellon representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this Proxy Statement. Mellon will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Mellon immediately if his or her instructions are not correctly reflected in the confirmation.

Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. With respect to the action to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares of each Fund on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes,” as described below, shall be treated as votes present for purposes of determining whether a quorum exists. Because the shareholders of each Fund are voting separately on the Proposal, the presence of a quorum at the Meeting will be determined on a Fund-by-Fund basis. For purposes of determining whether a Proposal has been approved for the Trust, “broken non-votes” and abstentions will have the effect of a vote “against” the Proposal.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

Methods of Tabulation. With respect to each Fund, the Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of a Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may vote to approve the Proposal for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders (if any) should send his or her written proposal to the Trust’s offices at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Eric E. Miller,
Secretary

October 12, 2007

EXHIBIT A

Share Information as of September 18, 2007

Fund	Number of Shares Outstanding
Nationwide Bond Fund Class A Class B Class C Class D Class R Class X Class Y Total	1,314,708.166 41,270.818 146,896.060 7,926,899.971 120.296 165,251.745 15,144.179 9,610,291.235
Nationwide Government Bond Fund Class A Class B Class C Class D Class R Class X Class Y Institutional Class Total	3,063,506.337 39,580.245 113,402.329 8,401,864.356 179.065 148,602.945 76,178.248 106.200 11,843,419.725
Nationwide Money Market Fund Institutional Class Prime Shares A Prime Shares B Prime Shares C Prime Shares Service Class Total	1,493,857,147.921 52,762,265.571 2,035,232.240 4,740,250.610 439,587,686.644 8,732,705.163 2,001,715,288.149

A-1

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (“Agreement”) is made and entered into as of the    day of       , 2007, among NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, NATIONWIDE FUND ADVISORS, a Delaware business trust registered under the Investment Advisers Act of 1940 (the “Advisers Act”), and NATIONWIDE ASSET MANAGEMENT, LLC, an Ohio limited liability company (the “Subadviser”), and also registered under the Advisers Act.

W I T N E S S E T H:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of May 1, 2007 (the “Advisory Agreement”), been retained to act as investment adviser for certain of the series of the Trust which are listed on Exhibit A to this Agreement (each a “Fund”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Trust’s assets which the Adviser will assign to the Subadviser (the “Subadviser Assets”), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows:

1.  Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

2.  Duties of Subadviser.

(a)  Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each

Fund as set forth in that Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each fund’s Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s affairs.

(b)  Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Prospectus and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished by the Subadviser to a Fund or to the Adviser specifically for inclusion in the

Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust’s registration statement on Form N-1 A.

(c)  Voting of Proxies. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Adviser or the Fund or take any action with respect thereto. If both the Subadviser and another entity managing assets of a Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)  Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)  Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers or dealers (collectively, “Broker(s)”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind such Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser and its affiliates with respect to the accounts as to which it and its affiliates exercise investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s and its affiliates’ services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser and its affiliates, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

(f)  Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations or orders, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Subadviser’s Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

(g)  Books and Records. The Subadviser shall maintain separate detailed records of all matters pertaining to management of the Trust (the “Subadviser’s Records”) including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s records are property of the Trust. The Subadviser’s Records shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business. The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Adviser hereby acknowledges that the Subadviser is not responsible for pricing portfolio securities, and that the Adviser, the Trust and the Subadviser will rely on the pricing agent chosen by the Board of Trustees for the prices of securities; provided, however, that to the extent that such pricing agents are unable to provide prices for certain securities, the Subadviser will assist the Adviser in obtaining a price for such securities.

(h)  Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or a Fund may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets.

The Subadviser will maintain compliance procedures for each Fund that it believes is adequate to ensure each Fund’s compliance, and will provide such information as may be required for a Fund or the Adviser to comply with their respective obligations, under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act and any state securities laws, and any rule or regulation thereunder.

(i)  Custody Arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in such form as may be mutually agreed upon relating to all transactions concerning the Subadviser Assets.

(j)  Historical Performance Information. To the extent agreed upon by the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

3.  Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.  Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, a Fund’s or Adviser’s expenses, including any extraordinary and non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of such Fund or the Adviser, including any extraordinary and non-recurring expenses. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.  Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Subadviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

6.  Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Fund as follows:

(a)  The Subadviser is registered as an investment adviser under the Advisers Act;

(b)  The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), or is not required to file such exemption;

(c)  The Subadviser is a limited liability company, duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)  The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its Board of Managers, and no action by, or in respect of or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

(e)  The Form ADV of the Subadviser provided to the Adviser is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Subadviser agrees to promptly provide the Trust with updates of its Form ADV.

7.  Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)  The Adviser is registered as an investment adviser under the Advisers Act;

(b)  The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA or is not required to file such exemption;

(c)  The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)  The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders or directors, and no action by or in respect of or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)  The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)  The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(g)  The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.  Representations and Warranties of the Trust. The Trust represents and warrants to the Adviser and the Subadviser as follows:

(a)  The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(b)  The Trust is registered as an investment company under the 1940 Act and the Fund’s shares are registered under the Securities Act;

(c)  The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect o f; or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust; and

(d)  The Trust acknowledges that it received a copy of the Subadviser’s Form ADV prior to execution of this Agreement.

9.  Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.  Liability and Indemnification.

(a)  Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective members, officers, directors, managers and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”) shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of a Fund’s shareholders. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

(b)  Indemnification. The Subadviser shall indemnify the Adviser and the Trust, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser and the Trust and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Subject to the above standard of care, the Subadviser will indemnify the Adviser and the Trust, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of the Subadviser providing inaccurate historical performance calculations concerning the Subadviser’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser and the Trust and their respective Affiliates and Controlling Persons shall not be indemnified for any liability or expense resulting from their negligence or willful misconduct in using such information.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

11.  Duration and Termination.

(a)  Duration. Unless sooner terminated, this Agreement shall continue until May 1, 2009, with respect to any Fund covered by this Agreement initially and, for any Fund subsequently added to this Agreement, an initial period of no more than two years that terminates on the second May 1st that occurs following the effective date of this Agreement with respect to such Fund, and thereafter shall continue automatically for successive annual periods with respect to each of the Funds, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)  Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)  By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon at least 60 days’ written notice to the Subadviser;

(ii)  By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(ii)  By the Subadviser upon at least 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.  Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in each Fund.

13.  Reference to Subadviser. Neither the Adviser nor any Affiliate or agent of the Adviser shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by Subadviser to a Fund, which references shall not differ in substance from those included in the Fund’s Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

14.  Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.  Confidentiality. Subject to the duties of the Adviser, the Funds and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof.

16.  Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Subadviser: Nationwide Asset Management, LLC One Nationwide Plaza Columbus, OH 43215 Attn: Facsimile:

With a copy to: Nationwide Mutual Insurance Company One Nationwide Plaza Columbus, OH 43215 Attn: Office of General Counsel/Investments Facsimile:

(b)	If to the Adviser: Nationwide Fund Advisors 1200 River Road — Suite 1000 Conshohocken, PA 19428 Attention: Legal Department Facsimile: (484) 530-1323

(c)	If to the Trust: Nationwide Mutual Funds 1200 River Road — Suite 1000 Conshohocken, PA 19428 Attention: Legal Department Facsimile: (484) 530-1323

17.  Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.  Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.  Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.  Nationwide Mutual Funds and its Trustees. The terms “Nationwide Mutual Funds” and the “Trustees of Nationwide Mutual Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Amended and Restated Declaration of Trust made and dated as of September 30, 2004, as has been or may be amended from time to time, and to which reference is hereby made.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

TRUST
NATIONWIDE MUTUAL FUNDS

By:
Name:
Title:

ADVISER
NATIONWIDE FUND ADVISORS

By:
Name:
Title:

SUBADVISER
NATIONWIDE ASSET MANAGEMENT, LLC

By:
Name:
Title:

EXHIBIT A
SUBADVISORY AGREEMENT AMONG
NATIONWIDE MUTUAL FUNDS,
NATIONWIDE FUND ADVISORS, and
NATIONWIDE ASSET MANAGEMENT, LLC

Effective       , 200 *

Funds of the Trust	Subadvisory Fees — through December 31, 2008	Subadvisory Fees — commencing January 1, 2009
Nationwide Bond Fund Nationwide Government Bond Fund	0.15% on assets up to $250 million 0.125% on assets of $250 million and more but less than $1 billion 0.10% on assets of $1 billion and more	0.175% on assets up to $250 million 0.15% on assets of $250 million and more but less than $1 billion 0.125% on assets of $1 billion and more
Nationwide Money Market Fund	0.04% on all assets	0.05% on all assets

*	As most recently approved at the September 13, 2007, Board meeting.

EXHIBIT B
SUBADVISORY AGREEMENT AMONG
NATIONWIDE MUTUAL FUNDS,
NATIONWIDE FUND ADVISORS, and
NATIONWIDE ASSET MANAGEMENT, LLC

Effective       , 200

In connection with securities transactions for a Fund, the Subadviser that is (or whose affiliated person is) entering into the transaction, and any other investment manager that is advising an affiliate of the Fund (or portion of the Fund) (collectively, the “Managers” for the purposes of this Exhibit) entering into the transaction are prohibited from consulting with each other concerning transactions for the Fund in securities or other assets and, if both Managers are responsible for providing investment advice to the Fund, the Manager’s responsibility in providing advice is expressly limited to a discrete portion of the Fund’s portfolio that it manages.

This prohibition does not apply to communications by the Adviser in connection with the Adviser’s (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) determination of the allocation of assets among the Manager(s), if any; and (iii) investment discretion with respect to the investment of Fund assets not otherwise assigned to a Manager. This prohibition also does not apply to communications or disclosures required by applicable law or necessary in order to comply (or ensure compliance) with applicable law.

EXHIBIT C
Managers and Principal Executive Officers of NFA and NWAM

The name and principal occupation of each of the managers and principal executive officers of NFA are set forth below. The address of each person listed below is Nationwide Funds Group, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Name and Address	Principal Occupation	Position with NFA
John H. Grady	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC.	President and Director

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust.	Senior Vice President, General Counsel and Assistant Secretary

Dorothy Sanders	Vice President and Chief Compliance Officer of NFA.	Vice President and Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Secretary

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer Nationwide Financial Services, Inc.	Director

Mark R. Thresher	President and Chief Operating Officer Nationwide Financial Services, Inc.	Director

C-1

The name and principal occupation of each of the managers and principal executive officers of NWAM are set forth below. The address of each person listed below is One Nationwide Plaza, Columbus, OH 43215.

Name and Address	Principal Occupation	Position with NWAM
Gail G. Snyder	Senior Vice President and Chief Investment Officer of Nationwide Mutual Insurance Company	President and Manager

Thomas M. Powers	Vice President — Fixed Income of Nationwide Mutual Insurance Company	Vice President and Manager

Carol L. Dove	Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Treasurer

Daniel J. Murphy	Assistant Treasurer of Nationwide Mutual Insurance Company	Assistant Treasurer

Kevin D. Grether	Chief Compliance Officer of Nationwide Asset Management, LLC	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Secretary

Thomas E. Barnes	Senior Vice President and Secretary of Nationwide Mutual Insurance Company	Assistant Secretary

Robert A. Rosholt	Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company	Manager

Kathy R. Richards	Corporate Governance Officer of Nationwide Mutual Insurance Company	Assistant Secretary

C-2

EXHIBIT D

Principal Shareholders as of September 18, 2007

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the class Held by the Shareholder
NATIONWIDE GOVERNMENT BOND FUND CLASS D
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	4,631,981.986	55.13%
NATIONWIDE GOVERNMENT BOND FUND CLASS Y
JOYCE L RICE ROSILAND KNIGHT JORDAN R RICE 4434 CATAMOUNT DR LILBURN, GA 30047	19,940.185	26.18%
JOYCE L RICE ROSILAND KNIGHT DARIAN J RICE 4434 CATAMOUNT DR LILBURN, GA 30047	19,876.885	26.09%
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	13,177.720	17.30%
THOMAS E FREECE TOD 1029 CARDINAL RD AUDUBON, PA 194032203	5,027.471	6.60%
NATIONWIDE GOVERNMENT BOND FUND CLASS R
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN, PA 194282436	109.424	61.11%
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	69.641	38.89%

NATIONWIDE GOVERNMENT BOND FUND CLASS C
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	95,957.369	84.62%
UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD 8TH FL, COMPLIANCE DEPARTMENT WEEHAWKEN, NJ 07086	8,014.355	7.07%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	6,770.908	5.97%
NATIONWIDE GOVERNMENT BOND FUND CLASS B
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	23,868.675	60.30%
JOSEPH W PUTNAK 617 INDIANA ST MONONGAHELA, PA 150632028	5,486.748	13.86%
NATIONWIDE GOVERNMENT BOND FUND CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	2,492,458.966	81.36%
NATIONWIDE GOVERNMENT BOND FUND CLASS X
BETTY A CONNER 6945 BLACK WALNUT ST ROANOKE, VA 24019	24,403.875	16.42%
NATIONWIDE GOVERNMENT BOND FUND INSTITUTIONAL CLASS
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN, PA 194282436	106.200	100.00%

NATIONWIDE BOND FUND CLASS D
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	2,262,593.135	28.54%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	730,705.721	8.70%
NATIONWIDE BOND FUND CLASS Y
DAVID F RICHMOND GLENNA M RICHMOND JTWROS 114 OLD GRANDVIEW RD BEAVER, WV 25813	3,615.663	23.87%
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	2,274.231	15.02%
DONNA J GARST IRA 718 WARREN AVE BELPRE, OH 45714	1,954.805	12.91%
GREGORY G BOLING ROLLOVER IRA 1100 WILLOWOOD RD KNOXVILLE, TN 37922	1,118.286	7.38%
BLAINE T GORDON DONNA GORDON JTWROS 7063 PIGEON COVE RD NEEDMORE, PA 17238	1,075.139	7.10%
NATIONWIDE BOND FUND CLASS R
NWD INVESTMENTS SEED ACCOUNT ATTN DANIEL BRZEZINSKI 1200 RIVER RD SUITE 1000 CONSHOHOCKEN, PA 194282436	120.296	100.00%

NATIONWIDE BOND FUND CLASS C
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	127,089.164	86.52%
NATIONWIDE BOND FUND CLASS B
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	17,236.978	41.77%
KEVIN FINK IRA 965 LOCH LOMOND RD PHILIPSBURG, PA 16866	9,889.204	23.96%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER 5TH FLR NEW YORK, NY 102811003	2,747.120	6.66%
RAYMOND C BALDWIN TOD 105 MALLARDS COVE VASS, NC 28394	2,609.603	6.32%
NATIONWIDE BOND FUND CLASS A
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	560,380.426	42.62%
MERRILL LYNCH, PIERCE, FENNER & SMITH OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246	187,062.084	14.23%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	170,022.841	12.93%

NATIONWIDE BOND FUND CLASS X
BEATRICE BERGER TOD 670 APPLE ST RED HILL, PA 180761355	24,212.67	14.65%
FRANK W DEIS DEBRA A DEIS JTWROS TOD 7559 APPALACHIAN TRL E HARRISBURG, PA 171129400	12,720.098	7.70%
ROBERT R WARR RUTH G WARR JTWROS 2228 HUNTINGTON RD AUGUSTA, GA 30904	11,476.889	6.95%
NATIONWIDE MONEY MARKET FUND PRIME SHARES
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	198,291,684.557	45.11%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	62,846,828.340	14.30%
NATIONWIDE MONEY MARKET PRIME SHARES C
SOUTHWEST SECURITIES, INC. 1201 ELM ST SUITE 3500 DALLAS, TX 75209	3,660,540.710	77.22%
NATIONWIDE MONEY MARKET PRIME SHARES B
RBC DAIN RAUSCHER INC. 111 S TEJON STREET SUITE 200 COLORADO SPRINGS, CO 80903	225,796.890	11.09%
JANET W SHADLE WELLS IRREVOCABLE GRANTOR TRUST DTD 11-19-2003 17 HICKORY DR LOCK HAVEN, PA 17745	141,442.760	6.95%

NATIONWIDE MONEY MARKET FUND INSTITUTIONAL CLASS
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	1,045,416,809.820	69.98%
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	338,236,904.800	22.64%
NATIONWIDE MONEY MARKET FUND SERVICE CLASS
NATIONWIDE INVESTMENT SERVICES CORP. C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA COLUMBUS, OH 43215	7,287,280.390	83.45%
MG TRUST COMPANY CUST FBO I B LOGISTICS LLC 700 17TH STREET SUITE 300 DENVER, CO 80202	1,010,588.37	11.57%

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

					Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒
		FOR ☐	AGAINST ☐	ABSTAIN ☐
1.
To approve an investment subadvisory agreement among Nationwide Fund Advisors, Nationwide Asset Management, LLC, and the Trust, on behalf of the Nationwide Bond Fund, Nationwide Government Bond Fund, and Nationwide Money Market Fund.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature		Signature			Date	, 2007
NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Ù FOLD AND DETACH HERE Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time
December 10, 2007.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/nfsm Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

NATIONWIDE MUTUAL FUNDS
SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY THE TRUSTEES

Special Meeting of Shareholders – December 11, 2007

The undersigned, revoking previous proxies, hereby appoint(s) Eric E. Miller, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Nationwide Mutual Funds (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Tuesday, December 11, 2007, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

(Continued and to be marked, dated and signed, on the other side)